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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of Earliest Event Reported): May 14, 2003


                          UNITED INDUSTRIAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


          1-4252                                        95-2081809
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 (Commission File Number)                   (I.R.S. Employer Identification No.)


  570 LEXINGTON AVENUE, NEW YORK, NY                          10022
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(Address of Principal Executive offices)                   (Zip Code)


                                 (212) 752-8787
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               (Registrant's Telephone Number, Including Area Code

                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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
ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c) Exhibits.

           99.1 Press Release, dated May 14, 2003, announcing the Registrant's financial results for the quarter ended March 31, 2003.


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS ITEM 9 IS FURNISHED UNDER ITEM 12).

           The following disclosure is being furnished pursuant to Item 12 of this Form 8-K.

           The information set forth in the press release issued by the Registrant announcing financial results for the quarter ended March 31, 2003, attached hereto as Exhibit 99.1, is incorporated herein by reference.












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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         United Industrial Corporation


Date: May 14, 2003                       By: /s/ James H. Perry
                                             ----------------------------------
                                             James H. Perry
                                             Chief Financial Officer,
                                             Vice President and Treasurer





















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                                  EXHIBIT INDEX


Exhibit No.                                    Exhibit
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  99.1                Press Release, dated May 14, 2003, announcing the
                      Registrant's financial results for the quarter ended March 31, 2003.














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